EXHIBIT 10.7.1
LIST OF INDEMNITEES
Each of the individuals identified below is party to an indemnification agreement with TranS1 Inc. in the form attached as Exhibit 10.7 to TranS1’s Registration Statement on Form S-1 (File No. 333-144802), filed with the Commission on July 24, 2007:
Richard Randall
Michael Luetkemeyer
Michael Carusi
Mitchell Dann
Jonathan Osgood
James Shapiro